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                                                                   EXHIBIT 25.1
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549

                                    FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                      -----------------

                       ---------------------------------
                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

NEW YORK                                                     13-4941247
(Jurisdiction of Incorporation                               (I.R.S. Employer
if not a U.S. national bank)                                 Identification n.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                                           10006
(Address of principal                                        (Zip Code)
executive offices)

                       ---------------------------------

                         REGIONS FINANCIAL CORPORATION
              (Exact name of obligor as specified in the charter)


DELAWARE                                                     63-0589368
(State or other jurisdiction of                              (I.R.S. employer
Incorporation or organization)                               Identification no.)

417 NORTH 20TH STREET
BIRMINGHAM, ALABAMA                                          35203
(Address of principal executive offices)                     (Zip Code)

                       ---------------------------------

                          SUBORDINATED DEBT SECURITIES
                 PROVIDING FOR THE ISSUANCE OF DEBT SECURITIES
                      (Title of the indenture securities)
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                                      -2-



ITEM   1.        GENERAL INFORMATION.
                 Furnish the following information as to the trustee.

                 (a) Name and address of each examining or supervising authority to which it is subject.

                 NAME                                          ADDRESS
                 ----                                          -------
                 Federal Reserve Bank (2nd District)           New York, NY
                 Federal Deposit Insurance Corporation         Washington, D.C.
                 New York State Banking Department             Albany, NY

                 (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

ITEM   2.        AFFILIATIONS WITH OBLIGOR.

                 If the obligor is an affiliate of the Trustee, describe each such affiliation.

                 None.

ITEM   3.-15.    NOT APPLICABLE

ITEM  16.        LIST OF EXHIBITS.

                         EXHIBIT 1 -       Restated Organization Certificate of
                                           Bankers Trust Company dated August
                                           7, 1990 and Certificate of Amendment
                                           of the Organization Certificate of
                                           Bankers Trust Company dated March
                                           28, 1994 - Incorporated herein by
                                           reference to Exhibit 1 filed with
                                           Form 1 Statement, Registration No.
                                           33-79862..

                         EXHIBIT 2 -       Certificate of Authority to commence
                                           business - Incorporated herein by
                                           reference to Exhibit 2 filed with
                                           Form T-1 Statement, Registration No.
                                           33- 21047.

                         EXHIBIT 3 -       Authorization of the Trustee to
                                           exercise corporate trust powers -
                                           Incorporated herein by reference to
                                           Exhibit 2 filed with Form T-1
                                           Statement, Registration No.
                                           33-21047.

                         EXHIBIT 4 -       Existing By-Laws of Bankers Trust
                                           Company, dated as amended on
                                           September 21, 1993. - Incorporated
                                           herein by reference to Exhibit 4
                                           filed with Form T-1 Statement,
                                           Registration No. 33-52359.

                       EXHIBIT 5 -         Not applicable.

                       EXHIBIT 6 -         Consent of Bankers Trust Company
                                           required by Section 321(b) of the
                                           Act. - Incorporated herein by
                                           reference to Exhibit 4 filed with
                                           Form T-1 Statement, Registration No.
                                           22-18864.

                       EXHIBIT 7 -         A copy of the latest report of
                                           condition of Bankers Trust Company
                                           dated as of March 31, 1995
                                           (attached).

                       EXHIBIT 8 -         Not Applicable

                       EXHIBIT 9 -         Not Applicable
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                                   SIGNATURE



         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of May, 1995.


                                 BANKERS TRUST COMPANY



                                 By: /s/ Susan Johnson
                                     -------------------------------
                                     Susan Johnson
                                     Assistant Vice President

Legal Title of Bank:       Bankers Trust Company       Call Date:   3/31/95       ST-BK:   36-4840           FFIEC 031
Address:                   130 Liberty Street          Vendor ID: D               CERT:  00623               Page RC-1
City, State    ZIP:        New York, NY  10006                                                               11
FDIC Certificate No.:      |  0 |  0 |  6 |  2 |  3

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS MARCH 31, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                                 -------------
                                                                                                                |  C400       |
                                                                                                 ------------------------------
                                                              Dollar Amounts in Thousands        | RCFD    Bil Mil Thou       |
- -------------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                           | / / / / / / / / / /        |
 1.   Cash and balances due from depository institutions (from Schedule RC-A):                   | / / / / / / / / / /        |
      a.   Noninterest-bearing balances and currency and coin(1) ..................              |  0081           1,690,000  |1.a.
      b.   Interest-bearing balances(2) ...........................................              |  0071           2,805,000  |1.b.
 2.   Securities:                                                                                | / / / / / / / / / /        |
      a.   Held-to-maturity securities (from Schedule RC-B, column A) .............              |  1754                   0  |2.a.
      b.   Available-for-sale securities (from Schedule RC-B, column D)............              |  1773           3,255,000  |2.b.
 3    Federal funds sold and securities purchased under agreements to resell in domestic offices | / / / / / / / / / /        |
      of the bank and of its Edge and Agreement subsidiaries, and in IBFs:                       | / / / / / / / / / /        |
      a.   Federal funds sold ......................................................             |  0276           4,331,000  |3.a.
      b.   Securities purchased under agreements to resell .........................             |  0277             911,000  |3.b.
 4.   Loans and lease financing receivables:                                                     | / / / / / / / / / /        |
      a.   Loans and leases, net of unearned income (from Schedule RC-C)  RCFD 2122 21,354,000   | / / / / / / / / / /        |4.a.
      b.   LESS:   Allowance for loan and lease losses....................RCFD 3123  1,196,000   | / / / / / / / / / /        |4.b.
      c.   LESS:   Allocated transfer risk reserve .......................RCFD 3128          0   | / / / / / / / / / /        |4.c.
      d.   Loans and leases, net of unearned income,                                             | / / / / / / / / / /        |
           allowance, and reserve (item 4.a minus 4.b and 4.c) .....................             |  2125          20,158,000  |4.d.
 5.   Assets held in trading accounts ...............................................            |  3545          39,393,000  |5.
 6.   Premises and fixed assets (including capitalized leases) ......................            |  2145             890,000  |6.
 7.   Other real estate owned (from Schedule RC-M) ..................................            |  2150             258,000  |7.
 8.   Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)   |  2130             233,000  |8.
 9.   Customers' liability to this bank on acceptances outstanding ..................            |  2155             387,000  |9.
10.   Intangible assets (from Schedule RC-M) ........................................            |  2143              11,000  |10.
11.   Other assets (from Schedule RC-F) .............................................            |  2160           7,797,000  |11.
12.   Total assets (sum of items 1 through 11) ......................................            |  2170          82,119,000  |12.
                                                                                                 ------------------------------

__________________________
(1)      Includes cash items in process of collection and unposted debits.
(2)      Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:       Bankers Trust Company         Call Date:   3/31/95      ST-BK:    36-4840         FFIEC  031
Address:                   130 Liberty Street            Vendor ID: D              CERT:  00623              Page  RC-2
City, State      Zip:      New York, NY  10006                                                               12
FDIC Certificate No.:      |  0 |  0 |  6 |  2 |  3

SCHEDULE RC--CONTINUED

                                                                                                ----------------------------
                                                            Dollar Amounts in Thousands         | / / / / /   Bil Mil Thou |
- ----------------------------------------------------------------------------------------------------------------------------
LIABILITIES                                                                                     | / / / / / / / / /        |
13.  Deposits:                                                                                  | / / / / / / / / /        |
     a.   In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)     |RCON 2200       7,086,000 |13.a.
             (1)   Noninterest-bearing(1) ........................RCON 6631    2,504,000......  | / / / / / / / / /        |13.a.(1)
             (2)  Interest-bearing ...............................RCON 6636    4,582,000......  | / / / / / / / / /        |13.a.(2)
     b.   In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E     | / / / / / / / / /        |
             part II)                                                                           |RCFN 2200      20,209,000 |13.b.
             (1)   Noninterest-bearing ...........................RCFN 6631      641,000        | / / / / / / / / /        |13.b.(1)
             (2)   Interest-bearing ..............................RCFN 6636   19,568,000        | / / / / / / / / /        |13.b.(2)
14.  Federal funds purchased and securities sold under agreements to repurchase in              | / / / / / / / / /        |
     domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:      | / / / / / / / / /        |
     a.   Federal funds purchased ............................................................  |RCFD 0278       3,334,000 |14.a.
     b.   Securities sold under agreements to repurchase .....................................  |RCFD 0279         418,000 |14.b.
15.  a.   Demand notes issued to the U.S. Treasury ...........................................  |RCON 2840               0 |15.a.
     b.   Trading liabilities ................................................................  |RCFD 3548      25,202,000 |15.b.
16.  Other borrowed money:                                                                      | / / / / / / / / /        |
     a.   With original maturity of one year or less .........................................  |RCFD 2332       9,875,000 |16.a.
     b.   With original maturity of more than one year .......................................  |RCFD 2333       2,307,000 |16.b.
17.  Mortgage indebtedness and obligations under capitalized leases ..........................  |RCFD 2910          36,000 |17.
18.  Bank's liability on acceptances executed and outstanding ................................  |RCFD 2920         387,000 |18.
19.  Subordinated notes and debentures .......................................................  |RCFD 3200       1,225,000 |19.
20.  Other liabilities (from Schedule RC-G) ..................................................  |RCFD 2930       8,122,000 |20.
21.  Total liabilities (sum of items 13 through 20) ..........................................  |RCFD 2948      78,201,000 |21.
                                                                                                | / / / / / / / / /        |
22.  Limited-life preferred stock and related surplus ........................................  |RCFD 3282               0 |22.
EQUITY CAPITAL                                                                                  | / / / / / / / / /        |
23.  Perpetual preferred stock and related surplus ...........................................  |RCFD 3838         250,000 |23.
24.  Common stock ............................................................................  |RCFD 3230         852,000 |24.
25.  Surplus (exclude all surplus related to preferred stock) ................................  |RCFD 3839         498,000 |25.
26.  a.   Undivided profits and capital reserves .............................................  |RCFD 3632       2,681,000 |26.a.
     b.   Net unrealized holding gains (losses) on available-for-sale securities .............  |RCFD 8434      (    3,000)|26.b.
27.  Cumulative foreign currency translation adjustments .....................................  |RCFD 3284      (  360,000)|27.
28.  Total equity capital (sum of items 23 through 27) .......................................  |RCFD 3210       3,918,000 |28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,  | / / / / / / / / /        |
       and 28) ...............................................................................  |RCFD 3300      82,119,000 |29.
                                                                                                ----------------------------

Memorandum

To be reported only with the March Report of Condition.

 1.    Indicate in the box at the right the number of the statement below that best describes                     Number
       the most comprehensive level of auditing work performed for the bank by independent             ---------------------
       external auditors as of any date during 1994 ..........................................|RCFD                    2   |M.1
                                                                                              ------------------------------
1  =  Independent audit of the bank conducted in accordance       4  =   Directors' examination of the bank performed by other
      with generally accepted auditing standards by a certified          external auditors (may be required by state chartering
      public accounting firm which submits a report on the bank          authority)
2  =  Independent audit of the bank's parent holding company      5  =   Review of the bank's financial statements by external
      conducted in accordance with generally accepted auditing           auditors
      standards by a certified public accounting firm which       6  =   Compilation of the bank's financial statements by external
      submits a report on the consolidated holding company               auditors
      (but not on the bank separately)                            7  =   Other audit procedures (excluding tax preparation work)
3  =  Directors' examination of the bank conducted in             8  =   No external audit work
      accordance with generally accepted auditing standards
      by a certified public accounting firm (may be required by
      state chartering authority)

______________________
(1) Including total demand deposits and noninterest-bearing time and savings deposits.